UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

INFRASTRUCTURE DEVELOPMENTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

299 S. Main Street, 13th floor, Salt Lake City, Utah  84111

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (801) 488-2006

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)        Effective June 14, 2011, the board of directors of Infrastructure Developments Corp. (the “Corporation”) accepted the resignation of Thomas R. Morgan as chief financial officer and principal accounting officer. Mr. Morgan will remain as chief executive officer of the Corporation.

(c)        Effective June 14, 2011, the board of directors of the Corporation appointed Digamber Nawsa as chief financial officer and principal accounting officer.

Mr. Naswa is a science graduate from the Kurukshetra University, India. He finished his Chartered Accountancy from the Institute of Chartered Accountants of India in 1984. He spent almost 20 years serving different industries in India and the United Arab Emirates in his various capacities as accounts officer, finance manager, deputy general manager and financial controller. Mr. Naswa has worked as the chief financial officer and principal accounting officer of WWA Group, Inc. (a minority shareholder of the Corporation and a public company quoted on the OTCBB with the ticker “WWAG”) (2003 to present), the financial controller of World Wide Auctioneers, Ltd. (2002 to present), the financial controller of Trust Garment Factory, Ltd., (2000 to 2002), and the deputy general manager with Xpro India, Ltd. (A division of Cimmico Birla) (1996 to 2000).

Over the last five years Mr. Naswa has not been an officer or director of any public companies other than as disclosed above.

Mr. Naswa has not entered into any agreements, arrangements or understandings with the Corporation or any other persons in connection with his appointment as chief financial officer and principal accounting officer.

Mr. Naswa is not related to any members of the Corporation’s board of directors.

Item 7.01        Regulation FD Disclosure

The information contained herein includes a press release attached to this current report in Item 9.01 as Exhibit 99 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. The press release relates to an overview of the Corporation’s recent business developments, plans for the conversion of a substantial portion of outstanding debt to equity, corporate strategy going forward and the appointment of a new chief financial officer/principal accounting officer. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), only if, and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.    Description

99 Press release pertaining to a corporate update

Signature

Pursuant to the requirements of the Securities Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: June 21, 2011                                 Infrastructure Developments Corp.

                                                                 /s/ Thomas R. Morgan

                                                                 Name: Thomas R. Morgan

                                                                 Title:    Chief Executive Officer and Director